Exhibit 99.1 Investor Presentation September 2024 Leveraging our culture. of innovation. Delivering solutions for the moments that matter. Nasdaq: AOUT

Required Disclosures In this presentation, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time to time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) technology implementation, (iv) non-recurring inventory reserve adjustment, (v) emerging growth status transition costs, (vi) income tax adjustments, (vii) interest (income)/expense, (viii) income tax expense, and (ix) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company's financial condition and results of operations. The Company's definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, our belief that our strategy, current and future innovation, and the addition of new customers will lead to an increase in revenue; that we will achieve our anticipated future net sales and EBITDAS estimates, and those detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

Consumers report being increasingly overwhelmed by noise and choice. 74% of consumers surveyed recently by Accenture said they walked away from purchases simply because they felt overwhelmed. 3

We’ve developed a way to differentiate our brands and stand out from the noise

Innovation.

Innovation resonates with U.S. consumers 76% are willing to pay more for products that align with their values, such as innovation and sustainability. 70% have tried a new shopping behavior, including experimenting with innovative products, during the past two years. 63% prefer to purchase new products from brands known for their innovation (3) and quality. 1.8 Manufacturers who grew innovation sales in 2022 were 1.8x more likely to grow overall sales compared to those with stagnant or (3) declining innovation sales. (1) Deloitte Global Consumer Tracker (2023) (2) McKinsey & Company (2023) (3) NielsenIQ (2022) 6

AOB is an innovation company that operates within the outdoor enthusiast industry — we believe long-term growth is being driven by consumer participation and enthusiasts hungry for exciting new products. We Are an innovation Company what if we could change how 54 million people fish? 7

We Operate in Two Categories

Our ~20 brands serve consumer activities organized into two categories – **Outdoor Lifestyle and Shooting Sports.**

Outdoor Lifestyle

$109M

TTM Net Sales

Category	Brands
Land Management & Hunting	Hooyman, BOG
Rugged Outdoor (Cutlery)	Old Timer, Uncle Henry, Schrade, Imperial
Meat Processing & Outdoor Cooking	MEAT!, grilla
Fishing	BUBBA
Camping	ust

Shooting Sports

$90M

TTM Net Sales

Category	Brands
Target Shooting	Caldwell
Cleaning & Maintenance	Tipton, Wheeler
Reloading	Frankford Arsenal
Personal Protection	Crimson Trace, LaserLyte
Safety & Storage	Lockdown

*Brand listing above excludes licensed brands from Smith & Wesson Brands, Inc. and Thompson/Center Arms.

Note: AOB does not sell firearms or ammunition.

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We Target Resilient Consumer Activities

Approximately 175 million Americans participate in outdoor recreation. We thrive in categories where consumers are **passionate**, can participate for a **lifetime**, and activities are **“gear-rich”** in nature.



~92M
OUTDOOR COOKING HOUSEHOLDS



~54M
ANGLERS

2x more people fish than golf (~25M participants).



~86M
PROPERTY OWNERS



~15M
HUNTERS


CLAYMORE

~40M
TARGET SHOOTERS

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These passionate consumers seek out gear that enhances their enjoyment. Our superpower is uncovering their pain points. Image FINALLY, SHOOTING RESTS THAT ELIMINATE THE KICK. 10 Image FINALLY, SHOOTING RESTS THAT ELIMINATE THE KICK. LEAD SLED CALDWELL 10 take the punishment out of sighting in your rifle. With the ability to add weight, the rest takes the brunt of the shot. In fact, the lead sled reduces up to 95% of felt recoil. The durable steel construction provides a rock-solid platform with precise alignment adjustments. Eliminate recoil, flinch, and excuses with the Caldwell Lead Sled family.

But solving consumer pain points isn’t always obvious, so we’ve learned to mix things up. Like a painter mixing colors, our most innovative ideas often come from blending technologies across our two categories: Shooting Sports & Outdoor Lifestyle. 11

Blending technologies from our two categories can tip the scale to deliver a truly disruptive product Our BUBBA Pro Series Smart Fish Scale is the first scale to gamify fishing for 54M anglers. It incorporates technology from our Shooting Sports and Outdoor Lifestyle categories: Cloud Technology & App (Puck) Scale Precision (Intellidropper) Lithium-Ion Technology (Flashlights) User Interface (Game Cameras) Non-Slip Grip (Fillet Knives) 12

… that resonates with Became the Official Scale MAJOR LEAGUE FISHING Our #3 Bestselling Product in 1Q25 the consumer Game changer. "It was absolutely worth the 3-4 month wait for release." What can you say it's a BUBBA. "What's there not to like? Everything I've bought that says BUBBA on it, from knives to this scale, is top notch excellent quality and fair price." Fish to win. "Love it. Compete against my husband. Good clean fun." Very easy to use and understand. "Great for tournaments and culling fish." Very nice. "I bought for my boyfriend's birthday. He fishes a lot! He loves it!" 13

We’re not afraid to try new things like creating new brands from scratch. We created this brand a few years ago. It reached $14M in sales last year. 14

Consumers are responding to our innovation. It’s starting to stack up 15

Innovation Is Our Growth Engine Our proven innovation platform has been stacking up, yielding $60M+ of incremental organic revenue compared to four years ago, while protecting future revenue potential with 169 new patents. Annual Net Sales Contribution from New Products 4-Year CAGR = 40%+ $21M Products Introduced in ’24 $83M Products Introduced in ‘23 Products Introduced in ’22 Products Introduced in ’21 Products Introduced in ’20 FY20 FY21 FY22 FY23 FY24 16

Our new product pipeline is swelling. Our innovation engine is predictive, driven by our repeatable and scalable process, yielding a pipeline that extends well into the future. 17

We believe innovation is also the key to unlocking growth potential with retailers. Our value proposition: innovation is exciting – it attracts consumers because it offers them real value. 18

Innovation deepens existing customer relationships while attracting new ones – it forms the basis for our 4-Pillar growth strategy: 1. Gain Market Share 2. Enter New Product Categories 3. Enter New Consumer Markets 4. Expand Distribution Displace competition by expanding our existing lines e.g., leverage our experience in grills to enter new categories like smokers Innovation enables us to bring in new consumers, like property owners Innovation opens the door to untapped new customer channels 19

Because innovation is our core competency, we are asset-light, by design. 20

We Are Intentionally As an innovation company, we maintain an asset-light operation with outsourced manufacturing and scalable infrastructure in place to support $400 million in revenue. Asset-Light Big infrastructure Small footprint (<300 employees, 1 DC) Owned manufacturing Design all products ourselves, outsource everything else Complex supply chain Simple, but effective supply chain High capex needs Low capex needs (~2% of net sales) We keep it simple and focus on innovation. 21

Even giants started out small. We’re a small public company today, but we have a winning culture, strategy, and discipline to be significantly larger. We’ve set our sights on $400M in future net sales, ~2x larger than today. We believe this is achievable by continuing to execute on our extensive innovation pipeline, along with welcoming new customers. 22

Our Operating Model is Highly Accretive We have a track record of delivering incremental margin on revenue growth above $200M in net sales. We believe our brands are capable of $400M in net sales – at that level, we expect EBITDAS to exceed $70M. Net Sales & Adjusted EBITDAS % ($ in millions) Illustrative Future State Net Sales & EBITDAS ~30% EBITDAS contribution when sales exceed $200M $167.4 7.3% FY20 $276.7 17.1%FY21 $247.5 14.2% FY22 $191.2 6.7% FY23 $201.1 4.9% FY24 Up to +2.5% 5.5%-6.0% FY25Est $300.0 13.3% $400.0 17.5% 23

We believe flexibility is important for both growth and stability. Our balance sheet would agree... 24

Our Balance Sheet Provides Flexibility We have resources to fuel our growth, with a debt-free balance sheet and access to capital for organic growth, opportunistic and disciplined M&A, and stock buybacks. Cash on Hand $23.5M (as of 7/31/24) No Debt $0 Flexible Capital Allocation 1. Fuel organic growth 2. Smart acquisitions 3. Stock buybacks 25

Owning a stake in AOB is owning a stake in innovation. Summary Investment Considerations 1. Large, resilient consumer end markets 2. Ability to blend technologies across two categories 3. Innovation vitality – it’s stacking up 4. Swelling new product pipeline for future growth 5. Asset-light, by design 6. Leverageable operating model on pathway to $400M 7. Strong, flexible balance sheet 26

1Q FY25 Highlights International Net Sales +21% Adjusted EBITDAS +77% Ending Cash $23.5M Growth Products Fishing, Hunting Meat Processing Target Shooting New Products 23% of Net Sales Gross Margin GAAP: 45.4% Non-GAAP: 46.0% 27 +60bps

Recent Financial Performance 1Q FY25 Net Sales $41.7M -4.1% Non-GAAP Gross Margin 46.0% +60 bps Adjusted EBITDAS $2.0M +76.9% Cash Balance $23.5M 28

FY25 Financial Outlook We believe that Fiscal 2025 Net Sales could grow by as much as 2.5% compared to Fiscal 2024, with Adjusted EBITDAS margins of 5.5% - 6.0%. Net Sales +2.5% Growth of up to Adjusted EBITDAS Margin 5.5% - 6.0% +60 to +110 bps 29

Appendix 30

Net Sales
Category Breakout

While the Shooting Sports category has been roughly flat since FY20, Outdoor Lifestyle category has grown over 42%, driven by fishing, hunting, meat processing, and outdoor cooking products.

Outdoor Lifestyle



($ in millions)
$76.5
$109.4
$109.0
FY20
FY24
TTM (1Q25)
Pre-pandemic

Shooting Sports



$90.9
$91.7
$90.3
FY20
FY24
TTM (1Q25)



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Go-to-Market Expansion As we grow in the future, we expect our net sales to be comprised of 65% Outdoor Lifestyle, 10% international, and an even split between Traditional and e-Commerce. By Product Category By Geography By Sales Channel ($ in millions) = Outdoor Lifestyle = Shooting Sports $400 $167 46% 54% FY20 Pre-pandemic $199 55% 45% TTM(1Q25) $400 65% 35% Future State = International = Domestic $167 4% 96% FY20 $199 7% 93% TTM(1Q25) $400 10% 90% Future State = Traditional = e-Commerce $167 68% 32% FY20 $199 59% 41% TTM(1Q25) $400 50% 50% Future State

Diverse Customers & Channels

We have an ever-expanding distribution network, delivering our products wherever consumers may shop. In addition, each of our key brands has its own dedicated e-commerce website.

National Retailers

- Academy Sports + Outdoors
- Bass Pro Shops
- Canadian Tire
- Dick's Sporting Goods
- Scheels
- Sportsmans Warehouse
- Walmart

Home, Farm, Automotive

- Ace Hardware
- AutoZone
- Fleet Farm
- O'Reilly Auto Parts
- Rural King
- TSC Tractor Supply Co

Distributors & Buying Groups

- Big Rock Sports
- Davidson's
- ISS
- Inyathi Sporting Supplies
- Metalmark Culinary • BBQ • Gear
- Mid-States
- NBS Nation's Best Sports
- Sports Inc.
- Sports South

Online Retailers

- Amazon
- Guidefitter
- MidwayUSA
- OpticsPlanet.com

OEMs

- Kimber
- Mossberg
- Ruger
- Smith & Wesson
- Springfield Armory

DTC Websites

(15+ Brand Websites)

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Executive Team James Tayon Chief Product Officer Brent Vulgamott Chief Operating Officer Andy Fulmer Chief Financial Officer Liz Sharp VP, Investor Relations Brian Murphy President & CEO, Director

Income Statement AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) For the Three Months Ended July 31, 2024 2023 (Unaudited) Net sales $ 41,643 $ 43,445 Cost of sales 22,717 23,726 Gross profit Operating expenses: Research and development 1,674 1,599 Selling, marketing, and distribution 11,383 12,084 General and administrative 8,443 10,151 Total operating expenses 21,500 23,804 Operating loss 2,574 (4,085) Other (expense) /income, net: Other income, net 83 39 Interest income/(expense), net 148 (12) Total other (expense)/income, net 231 27 Loss from operations before income taxes (2,343) (4,058) Income tax expense 22 55 Net loss $(2,365) $(4,113) Net loss per share: Basic $(0.18) $(0.31) Diluted $(0.18) $(0.31) 36

Balance Sheet

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	As of:			
	July 31, 2024 (Unaudited)		April 30, 2024	
	(In thousands, except par value and share data)			
ASSETS				
Current assets:				
Cash and cash equivalents	$	23,463	$	29,698
Accounts receivable, net of allowance for credit losses of $114 on July 31, 2024 and $133 on April 30, 2024		26,346		25,728
Inventories		106,710		93,315
Prepaid expenses and other current assets		5,585		6,410
Income tax receivable		245		223
Total current assets		162,349		155,374
Property, plant, and equipment, net		10,992		11,038
Intangible assets, net		37,930		40,217
Right-of-use assets		33,165		33,564
Other assets		354		404
Total assets	$	244,790	$	240,597
LIABILITIES AND EQUITY				
Current liabilities:				
Accounts payable	$	18,118	$	14,198
Accrued expenses		11,725		9,687
Accrued payroll and incentives		4,923		4,167
Lease liabilities, current		1,359		1,331
Total current liabilities		36,125		29,383
Lease liabilities, net of current portion		32,951		33,289
Total liabilities		69,076		62,672
Commitments and contingencies				
Equity:				
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding on July 31, 2024 and April 30, 2024		—		—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,820,494 shares issued and 12,875,062 shares outstanding on July 31, 2024 and 14,701,280 shares issued and 12,797,865 shares outstanding on April 30, 2024		15		15
Additional paid in capital		277,642		277,107
Retained deficit		(76,988)		(74,623)
Treasury stock, at cost (1,945,432 shares on July 31, 2024 and 1,903,415 shares on April 30, 2024)		(24,955)		(24,574)
Total equity		175,714		177,925
Total liabilities and equity	$	244,790	$	240,597

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Statement of Cash Flows

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended July 31,	
	2024	2023
	(In thousands)	
Cash flows from operating activities:		
Net loss	$ (2,365)	$ (4,113)
Adjustments to reconcile net loss to net cash provided by operating activities:		
Depreciation and amortization	3,309	3,969
Provision for credit losses on accounts receivable	(19)	6
Stock-based compensation expense	932	932
Changes in operating assets and liabilities:		
Accounts receivable	(599)	3,268
Inventories	(13,395)	(5,179)
Accounts payable	4,073	4,115
Accrued liabilities	2,794	2,122
Other	918	45
Net cash (used in)/provided by operating activities	(4,352)	5,165
Cash flows from investing activities:		
Payments to acquire patents and software	(261)	(267)
Payments to acquire property and equipment	(844)	(569)
Net cash used in investing activities	(1,105)	(836)
Cash flows from financing activities:		
Payments on notes and loans payable	—	(5,000)
Payments to acquire treasury stock	(381)	(2,268)
Payment of employee withholding tax related to restricted stock units	(397)	(300)
Net cash used in financing activities	(778)	(7,568)
Net increase in cash and cash equivalents	(6,235)	(3,239)
Cash and cash equivalents, beginning of period	29,698	21,950
Cash and cash equivalents, end of period	$ 23,463	$ 18,711
Supplemental disclosure of cash flow information		
Cash paid for:		
Interest	$ 42	$ 117
Income taxes (net of refunds)	$ 36	$ 13

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Non-GAAP Reconciliation AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited) For the Three Months Ended July 31, 2024 2023 GAAP gross profit $ 18,926 $ 19,719 Non-recurring inventory reserve adjustment 221 Non-GAAP gross profit $ 19,147 $ 19,719 GAAP operating expenses $ 21,500 $ 23,804 Amortization of acquired intangible assets (2,119) (2,960) Stock compensation (932) (932) Technology implementation (293) Emerging growth status transition costs (42) Non-GAAP operating expenses $ 18,407 $ 19,619 GAAP operating loss $ (2,574) $ (4,085) Amortization of acquired intangible assets 2,119 2,960 Stock compensation 932 932 Non-recurring inventory reserve adjustment 221 Technology implementation 293 Emerging growth status transition costs Non-GAAP operating income 42 $ 740 $ 100 GAAP net loss $ (2,365) $ (4,113) Amortization of acquired intangible assets Stock compensation 2,119 2,960 932 932 Non-recurring inventory reserve adjustment 221 Technology implementation - 293 Emerging growth status transition costs 42 Income tax adjustments (201) 26 Non-GAAP net income $ 748 $ 98 GAAP net loss per share-diluted $ (0.18) $ (0.31) Amortization of acquired intangible assets 0.16 0.22 Stock compensation 0.07 0.07 Non-recurring inventory reserve adjustment 0.02 Technology implementation 0.02 Emerging growth status transition costs Income tax adjustments (0.02) Non-GAAP net income per share - diluted (a) $ 0.06 $ 0.01 (a) Non-GAAP net income per share does not foot due to rounding. 39

Adjusted EBITDAS Reconciliation AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended July 31, GAAP net loss $ Interest (income)/expense Income tax expense Depreciation and amortization Stock compensation Technology implementation 2024 2023 $ (2,365) $ (4,113) (148) 12 22 55 3,284 3,945 932 932 293 Non-recurring inventory reserve adjustment 221 Emerging growth status transition costs Non-GAAP Adjusted EBITDAS 42 $ 1,988 $ 1,124 40

American outdoor brands Liz Sharp VP, Investor Relations LSharp@aob.com Website: www.aob.com 41